                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) MAY 3, 2004
                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                      1-5794                 38-1794485
          --------                      ------                 ----------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)

 21001 VAN BORN ROAD, TAYLOR, MICHIGAN                         48180
 -------------------------------------                         -----
(Address of Principal Executive Offices)                     (Zip Code)

                                 (313) 274-7400
               Registrant's telephone number, including area code

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99 Press Release of Masco Corporation dated May 3, 2004, reporting Masco Corporation's financial results for the first quarter of 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated May 3, 2004, reporting Masco Corporation's financial results for the first quarter of 2004 and certain other information. On May 3, 2004, Masco Corporation will hold an investor conference and web cast to discuss financial results for the first quarter of 2004. This information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing expressly references this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MASCO CORPORATION

                                              By: /s/ Timothy Wadhams
                                                  ___________________________
                                              Name:   Timothy Wadhams
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer

May 3, 2004

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                                  EXHIBIT INDEX

99 Press Release of Masco Corporation dated May 3, 2004, reporting Masco
   Corporation's financial results for the first quarter of 2004 and certain other information.